SCHEDULE 14A
                                 (RULE 14A-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|     Preliminary Proxy Statement
|_|     Confidential, for use of the Commission Only (as permitted by Rule
         14a-6(e)(2)).
|_|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               HOLLYWOOD.COM, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|        No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           1)   Title of each class of securities to which transaction applies:
           2)   Aggregate number of securities to which transaction applies:
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
           4)   Proposed maximum aggregate value of transaction:

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           5)   Total fee paid:

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|_|        Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
                                      ------------------------------------------

          2)   Form, Schedule or Registration Statement No.:
                                                             -------------------

          3)   Filing Party:
                            ----------------------------------------------------

          4)   Date Filed:
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26141.0003

                                EXPLANATORY NOTE

These Additional Preliminary Proxy Materials are being filed for the sole purpose of incorporating the following Proxy Card which was inadvertantly omitted from the Preliminary Proxy Statement filed with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities Exchange Act of 1934 on November 7, 2000.

                               HOLLYWOOD.COM, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY


           The undersigned, a shareholder of HOLLYWOOD.COM, INC., a Florida corporation (the "Company"), hereby appoints Mitchell Rubenstein and Laurie S. Silvers, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 2255 Glades Road, Suite 238W, Boca Raton Florida 33431, on December 15, 2000 at 10:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals as specified and, in their discretion, on such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                         (TO BE SIGNED ON REVERSE SIDE)

           The Board of Directors unanimously recommends a vote FOR the election of all the director nominees listed in proposal 1 and FOR the approval of each of proposals 2, 3 and 4.


1.       ELECTION OF DIRECTORS

         NOMINEES:             MITCHELL RUBENSTEIN                 LAURIE S. SILVERS               DR. MARTIN H. GREENBERG

                               HARRY T. HOFFMAN                    RUSSELL I. PILLAR               JULES L. PLANGERE, JR.

                               MITCHELL SEMEL                      DEBORAH J. SIMON                DAVID WILLIAMS




                    [ ] VOTE FOR all nominees listed,                               [ ] WITHHOLD AUTHORITY TO
                    except authority to vote                                            VOTE for all nominees
                    withheld for the following
                    nominees (if any)
                                      ---------------

                    ---------------------------------

2. Vote for the proposal to approve an Amendment to the Company's Second Amended and Restated Articles of Incorporation to change the Company's name to Hollywood Media Corp.

         [ ]  VOTE FOR                [ ] VOTE AGAINST              [ ] ABSTAIN


3.       Vote for the proposal to approve the Company's 2000 Stock Incentive
         Plan.

         [ ]  VOTE FOR                [ ] VOTE AGAINST              [ ] ABSTAIN


4. Vote for the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending on December 31, 2000.

         [ ]  VOTE FOR                [ ] VOTE AGAINST              [ ] ABSTAIN


5. Upon such other matters as may properly come before such Annual Meeting or any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

           The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting and Proxy Statement for the 2000 Annual Meeting, and (2) the Company's 1999 Annual Report to Shareholders.


____________________________________________    Dated: __________________, 2000
(Signature)
____________________________________________    Dated: __________________, 2000
(Signature, if held jointly)

IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are registered in more than one name, the signatures of all such holders are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title and official capacity, giving the full title as such. A partnership should sign in the partnership name by an authorized person, stating such person's title and relationship to the partnership.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.